                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                    1-9924                     52-1568099
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  (State or other              (Commission                 (IRS Employer
  jurisdiction of             File Number)              Identification No.)
  incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

         On June 2, 2005, Citigroup Inc. issued a press release announcing that it has agreed to enter into a long-term agreement with Federated Department Stores, Inc. under which the companies will partner to manage Federated's credit card business, including existing and new accounts.

         A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number
         --------------
             99.1        Press Release, dated June 2, 2005, issued by Citigroup
                         Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2005                 CITIGROUP INC.


                                    By:       /s/  Michael S. Helfer
                                        ------------------------------------
                                    Name:   Michael S. Helfer
                                    Title:  General Counsel and Corporate
                                            Secretary
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                                  EXHIBIT INDEX

    Exhibit Number
    --------------
         99.1        Press Release, dated June 2, 2005, issued by Citigroup Inc.